                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-41752, 33-43045, 33-50654, 33-58892, 33-96320, 333-41393, 333-41401,
333-41403, 333-80571, 333-80559, 333-98035 and 333-101239 of Progress Software
Corporation, all on Form S-8, of our report dated February 12, 2004, appearing in this Annual Report on Form 10-K of Progress Software Corporation for the year ended November 30, 2003.

/s/ DELOITTE & TOUCHE LLP
----------------------------

Boston, Massachusetts
February 12, 2004